Consolidated Statement of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Net income	$ 18,633	$ 8,349
Other comprehensive income (loss):
Net unrealized holding gain on available- for-sale investment securities	(1,041)	3,091
Tax effect	219	(649)
Reclassification adjustment for investment securities gains included in net income	0	0
Tax effect	0	0
Total other comprehensive income (loss)	(822)	2,442
Comprehensive income	$ 17,811	$ 10,791